UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 29, 2000
                                                         -----------------



                                Tickets.com, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-27893                 06-1424841
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


555 Anton Boulevard - 12th Floor, Costa Mesa, California                 92626
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(Address of principal executive offices)                              (Zip Code)

                                 (714) 327-5400
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               Registrant's telephone number, including area code:

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

          On February 29, 2000 and March 1, 2000, Tickets.com, Inc. issued press releases in the United States and in the United Kingdom, respectively, announcing that it had signed a letter of intent to combine operations with First Call International Ltd., a privately held ticketing services and software provider. A copy of both the U.S. and U.K. press releases and the letter of intent is filed as part of, or incorporated by reference into, this Form 8-K.

EXHIBIT INDEX


Exhibit No.                           Description
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99.1           Press Release issued by Registrant on February 29, 2000
               (previously filed in Registrant's Form 425 on March 1, 2000 and incorporated herein by reference).

99.2 Press Release issued by Registrant on March 1, 2000 (previously filed in Registrant's Form 425 on March 1, 2000 and incorporated herein by reference).

99.3 Letter of Intent dated February 29, 2000 between Registrant and First Call International Ltd.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TICKETS.COM, INC.

                                        By:  /s/  Irwin Kwatek
                                             -----------------------------------
                                                  Irwin Kwatek
                                                  Vice President


Date:  March 6, 2000

                                  EXHIBIT INDEX

Exhibit No.                        Description
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99.1           Press Release issued by Registrant on February 29, 2000
               (previously filed in Registrant's Form 425 on March 31, 2000 and incorporated herein by reference).

99.2 Press Release issued by Registrant on March 1, 2000 (previously filed in Registrant's Form 425 on March 1, 2000 and incorporated herein by reference).

99.3 Letter of Intent dated February 29, 2000 between Registrant and First Call International Ltd.